SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 14, 1998



                                 GSE SYSTEMS, INC.
                  (Exact name of issuer as specified in charter)


       Delaware   	                 0-26494         	     52-1868008
       --------                     -------               ----------

(State or other jurisdiction	(Commission File Number)	 (I.R.S. Employer
      of incorporation)		                             Identification No.)


                             8930 Stanford Boulevard
                            Columbia, Maryland  21045
                    (Address of principal executive offices)


                                (410) 312-3700
               (Registrant's telephone number, including area code)




Item 5.  Other Events

On April 14, 1998, Keane, Inc. ("Keane") and GSE Systems, Inc. (the "Company") issued a press release in respect of entering into a letter of intent for the sale of the Company's Erudite Software business to Keane, the text of which is set forth in Exhibit 99.1 hereto (the "Press Release") and incorporated by reference herein.

As previously reported, the Company plans to reduce its borrowings under its lines of credit through the proceeds from the sale of Erudite Software.
The consummation of the proposed transaction with Keane is subject to the execution of a definitive purchase and sale agreement and various other customary closing conditions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Text of Press Release, dated April 14, 1998.


                               	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  April 17, 1998	                       GSE SYSTEMS, INC.


                                      	/S/ Christopher M. Carnavos
                                       ---------------------------
                                          	Christopher M. Carnavos
                                                 	President


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                               EXHIBIT INDEX

Exhibit No.			                 Description			           Sequential Page No.
-----------                    -----------              -------------------
  99.1	                 Text of Press Release, date		           5
                    				April 14, 1998, issued by
                        Keane, Inc. and the Company.


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